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                                                                EXHIBIT 10(d)(5)

                      INTER*ACT ELECTRONIC MARKETING, INC.
                       1996 NONQUALIFIED STOCK OPTION PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT

         THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "Option Agreement") dated as of the 15th day of September, 1999, by and between Inter*Act Electronic Marketing, Inc., a North Carolina corporation (the "Company"), and Stephen R. Leeolou, an employee of the Company (the "Optionee"):

                              W I T N E S S E T H:

         WHEREAS, the Company desires to provide the Optionee with an incentive to continue employment with the Company and align his interests with those of the Company's shareholders; and

         WHEREAS, the Company desires to grant the Optionee a nonqualified stock option under the Inter*Act Systems, Incorporated 1996 Nonqualified Stock Option Plan (the "Plan"), a copy of which is attached hereto and incorporated by reference, and the Optionee desires to accept such option in accordance with the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and intending to be legally bound hereby, the parties agree as follows:

         1. Grant of Option. Subject to the terms and conditions of this Agreement and the Plan, the Company hereby grants to the Optionee an option (the "Option") to purchase all or any portion of twenty-eight thousand (28,000) shares of the Company's Common Stock (the "Common Stock") at an exercise price of Eight Dollars and Fifty Cents ($8.50) per share (the "Exercise Price"). This Option is not intended to be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Term of Option. Unless sooner terminated in accordance with Section 5 hereof, this Option shall terminate and be no longer exercisable after ten years from the date hereof. Subject to the further limitations and restrictions as provided in the Plan and this Agreement, the Option shall vest and be exercisable to the extent of 9,333 shares on and after the first anniversary date of this Option, to the extent of 18,666 shares on and after the second anniversary date of this Option (to the extent not previously exercised) and to the extent of all shares subject to this Option on and after the third anniversary date of this Option (to the extent not previously exercised). Notwithstanding the foregoing, in the event the Optionee's employment with the Company is terminated by the Company other than for Cause (as defined below), this Option shall become exercisable in full and shall remain exercisable for the duration of its term.

         Not less than 1,000 shares may be purchased at any one time pursuant to any exercise of this Option unless the number of shares purchased is the total number that may be purchased under this Option at that time or unless the Company shall otherwise consent. No fractional shares of Common Stock shall be issued upon any exercise of this Option.







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         For purposes of this Agreement, "Cause" shall mean termination due to
(i) continued willful or gross neglect of duties for thirty days following receipt by the Optionee of one or more written warnings from the Board of Directors of the Company specifying in detail the duties neglected, (ii) incapacity due to continuing alcohol or drug addiction, (iii) continued intentional refusal to perform the duties for which employed thirty days following receipt by the Optionee of one or more written warnings from the Board of Directors of the Company specifying in detail the Optionee's misconduct, (iv) fraud or embezzlement committed against the Company, or (v) the Optionee's conviction for a felony.

         3. Transferability of Option. The Option is not transferable by the Optionee during the Optionee's lifetime but may be transferred only upon the death of the Optionee by will or by the laws of descent and distribution; provided, however that the Optionee may effect "immediate family transfers", without payment of consideration, to the fullest extent permitted under Section 5(f) of the Plan for nonqualified stock options. The limitations on the exercise of the Option contained in this Agreement, including, without limitation, those set forth in Section 5 hereof relating to termination of the Option following the termination of the Optionee's employment with the Company, shall not be affected by and shall continue to apply following a transfer.

         4. Adjustments. If the shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split in which the Company is the surviving entity, an appropriate and proportionate adjustment shall be made, as provided in Section 8 of the Plan, in the number or kind of shares allocated to the unexercised portion of the Option and in the Exercise Price thereof.

         5. Termination of Option. Notwithstanding the term of the Option set forth in Section 2 above, the Option shall sooner terminate as follows:

                  (a) If the Optionee's employment with the Company, its parent, or any of its subsidiaries, or a corporation of a parent or subsidiary of such corporation issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies (for purposes of this Section 5, the Company, its parent, subsidiary or such other corporation collectively referred to as the "Company") is terminated by the Company for Cause, then the Option or unexercised portion thereof shall terminate on the effective date of the Optionee's termination of employment.

                  (b) If the Optionee's employment with the Company is terminated for any other reason (including but not limited to termination by the Company other than for Cause or termination by the Optionee voluntarily or as a result of the Optionee's death or disability (within the meaning of Section 22(e)(3) of the Code)), then the Option or unexercised portion thereof shall terminate on the date which is three years from the effective date of the Optionee's termination of employment.

         Any Option that may be exercised for a period following termination of the Optionee's employment as described in subparagraphs (a) and (b) above of this Section 5, may be exercised

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only to the extent it was exercisable immediately before such termination
(except as provided in the last sentence of Section 2 above) and in no event after the Option would expire by its terms without regard to such termination.

         6. Method of Exercise. The Option shall be exercised by the tender of payment and delivery to the Company at its principal place of business of a written notice, at least five days prior to the proposed date of exercise, which notice shall:

                  (a) state the election to exercise the Option, the number of shares of Common Stock with respect to which the Option is being exercised, and the name, address, and social security number of the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered;

                  (b) contain any such representations and agreements as to Optionee's investment interest with respect to such shares of Common Stock as shall be reasonably required by the Board of Directors or the Committee; and

                  (c) be signed by the person entitled to exercise the Option, and if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Committee, of the right of such person or persons to exercise the Option.

        Payment of the Exercise Price may be made in cash or by certified or cashiers check. Payment may also be made by surrendering shares of Common Stock (including any shares of Common Stock received upon a prior or simultaneous exercise of the Option) at the then fair market value of such shares, as determined in accordance with Section 5(d) of the Plan. Payment may also be made by combining cash, check and shares of Common Stock.

        After receipt of such notice in a form satisfactory to the Committee and the acceptance of payment, the Company shall deliver to the Optionee a certificate or certificates representing the shares purchased hereunder; provided, however, that if any law or regulation requires the Company to take any action with respect to the shares specified in such notice before the issuance thereof, the date of delivery of such shares shall be extended for the period necessary to take such action.

        7. Tax Matters. The Optionee acknowledges that, upon exercise of the Option, the Optionee will recognize taxable income generally in an amount equal to the difference between the fair market value of the shares purchased upon exercise and the Exercise Price paid therefor, and the Company may have certain withholding obligations for income and other taxes. It shall be a condition to the Optionee's exercise of the Option and receipt of a stock certificate covering Shares purchased pursuant to the Option that the Optionee pay to the Company such amounts as it is required to withhold or, with the consent of the Company, that the Optionee otherwise provide for the satisfaction of the Company's withholding obligation. If any such payment is not made by the Optionee, the Company may deduct the amounts required to be withheld from payments of any kind to which the Optionee would otherwise be entitled from the Company.

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        8. Rights of a Shareholder. The Optionee shall not be deemed for any purpose to be a shareholder of the Company with respect to any shares covered by this Option unless this Option shall have been exercised and the Exercise Price paid in the manner provided herein. No adjustment will be made for dividends or other rights where the record date is prior to the date of exercise and payment. Upon the exercise of the Option and the issuance of the certificate or certificates evidencing the shares of Common Stock received, except as otherwise provided herein, the Optionee shall have all the rights of a stockholder of the Company including the rights to receive all dividends or other distributions paid or made with respect to such shares.

        9. Compliance with Securities Laws. The Optionee recognizes that any registration of the shares of Common Stock issuable pursuant to this Option under applicable federal and state securities laws, or actions to qualify for applicable exemptions from such registrations, shall be at the option of the Company. The Optionee acknowledges that, in the event that no such registrations are undertaken and the Company relies on exemptions from such registrations, the shares shall be issued only if the Optionee qualifies to receive such shares in accordance with the exemptions from registration on which the Company relies and that, in connection with any issuance of certificates evidencing such shares, the Board of Directors may require appropriate representations from the Optionee and take such other action as the Board of Directors may deem necessary, including but not limited to placing restrictive legends on such certificates and placing stop transfer instructions in the Company's stock transfer records, or delivering such instructions to the Company's transfer agent, in order to assure compliance with any such exemptions. Notwithstanding any other provision of the Plan or this Agreement (i) no shares will be issued upon any exercise of the Option unless and until such shares have been registered under all applicable federal and state securities laws or unless, in the opinion of counsel satisfactory to the Company, all actions necessary to qualify for exemptions from such registrations shall have been taken and (ii) the Company shall have no obligation to undertake such registrations or such actions necessary to qualify for exemptions from registrations and shall have no liability whatsoever for not doing so except to refund any option price tendered to the Company.

        10. Shareholders' Agreement. The Optionee understands and agrees that the shares of Common Stock issuable upon exercise of this Option shall also be subject to the restrictions on transfer and other provisions of the shareholders' agreement, if any, that may be in effect among the Company and all its shareholders as of the date of any exercise of this Option. As a condition to the exercise of this Option, the Optionee agrees that he will become a party to any such shareholders' agreement by executing a joinder agreement or other appropriate document. In the event that the Shareholders' Agreement dated as of April 16, 1993, as amended by Amendment No. 1 thereto dated as of June 17, 1994, has terminated as a result of a public offering of capital stock of the Company prior to the exercise of this Option, the Optionee nevertheless agrees to be bound by the lock-up agreement contained in Section 23 thereof or any similar lock-up agreement then in effect with respect to the Company's shareholders.

        11. Legends. Until the shares of Common Stock issued upon exercise of this Option are registered under the Securities Act of 1933, as amended, the certificate or certificates evidencing such shares shall bear substantially the following legend:

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        The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. The shares may not be sold, transferred, pledged or hypothecated in the absence of any effective registration statement under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel satisfactory to the Company that such registration or qualification is not required.

Such certificate or certificates shall also bear any legend required by the Shareholders' Agreement.

        12. Specific Performance. The Optionee agrees that in the event of any violation of this Agreement, an action may be commenced by the Company for any such preliminary and permanent injunctive relief and other equitable relief in any court of competent jurisdiction in the State of North Carolina or in any other court of competent jurisdiction. The Optionee hereby waives any objections on the grounds of improper jurisdiction or venue to the commencement of an action in the State of North Carolina and agrees that effective service of process may be made upon him by mail under the notice provisions contained in
Section 16 hereof.

        13. Construction. Whenever the word "Optionee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to (i) the estate, personal representative, or beneficiary to whom this Option may be transferred by will or by the laws of descent and distribution or (ii) the guardian or legal representative of the Optionee acting pursuant to a valid power of attorney or the decree of a court of competent jurisdiction, then the term "Optionee" shall be construed to include such estate, personal representative, beneficiary, guardian or legal representative.

        14. Severability. The provisions of this Agreement shall be severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereto.

        15. Successor and Assigns. The terms of this Agreement shall be binding upon and shall enure to the benefit of any successors or assigns of the Company and of the Optionee and of the Common Stock issued or issuable upon the exercise hereof.

        16. Notices. Notices under this Agreement shall be in writing and shall be deemed to have been duly given (i) when personally delivered, (ii) when forwarded by Federal Express, Airborne, or another private carrier which maintains records showing delivery information, or (iii) when placed in the United States Mail and forwarded by registered or certified mail, return receipt requested, postage prepaid, addressed to the party to whom such notice is being given.

        17. Modification. This Agreement is the entire agreement and understanding of the parties hereto with respect to the Option granted herein and supersedes any and all prior and contemporaneous negotiations, understandings and agreements with regard to the Option and the matters set forth herein, whether oral or written. No representation, inducement, agreement,

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promise or understanding altering, modifying, taking from or adding to the terms and conditions hereof shall have any force or effect unless the same is in writing and validity executed by the parties hereto.

        18. Governing Law. This Agreement shall be governed in accordance with the laws of the State of North Carolina.

        19. Multiple Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be deemed to be an original.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

                                            INTER*ACT ELECTRONIC MARKETING, INC.

ATTEST:
                                            By: /s/  Lee D. Armbuster
/s/ Dan T. Barker, Jr.                      Title: President

Assistant Secretary

[Corporate Seal]

                                            OPTIONEE:

                                            /s/ Stephen R. Leeolou      [SEAL]
                                            Stephen R. Leeolou

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